Discontinued Operations	12 Months Ended
Dec. 31, 2012
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
Discontinued Operations

As part of the disposal transactions for Putnam and Kroll, the Company provided certain indemnities, primarily related to pre-transaction tax uncertainties and legal contingencies. In accordance with applicable accounting guidance, liabilities were established related to these indemnities at the time of the sales and reflected as a reduction of the gain on disposal. Discontinued operations includes charges or credits resulting from the settlement or resolution of the indemnified matters, as well as adjustments to the liabilities related to such matters. Discontinued operations in 2011 includes credits of $50 million from the resolution of certain legal matters and insurance recoveries, as well as the settlement of tax audits and the expiration of the statutes of limitations related to certain of the indemnified matters, primarily with respect to Putnam.

Marsh's BPO business, previously part of the Marsh U.S. Consumer business, provided policy, claims, call center and accounting operations on an outsourced basis to life insurance carriers. Marsh invested in a technology platform that was designed to make the Marsh BPO business scalable and more efficient. During 2011, Marsh decided that it would cease investing in the technology platform and instead exit the business via a sale. In the fourth quarter of 2011, management initiated a plan to sell the Marsh BPO business, which was completed in August 2012. The Company wrote off capitalized software of $17 million, net of tax, which is included in discontinued operations in 2011.
In the first quarter of 2010, Kroll completed the sale of KLS and on August 3, 2010, the Company completed the sale of Kroll to Altegrity.
Kroll’s results of operations are reported as discontinued operations in the Company’s consolidated statement of income for the portion of 2010 prior to Kroll's disposal. The year ended 2010 also includes the gain on the sale of Kroll and related tax benefits and the loss on the sale of KLS, which includes the tax provision of $36 million on the sale.
The Company’s tax basis in its investment in the stock of Kroll at the time of sale exceeded the recorded amount primarily as a result of prior impairments of goodwill recognized for financial reporting, but not tax. A $265 million deferred tax benefit was recorded in discontinued operations in 2010 as a result of the sale of Kroll.
Summarized Statements of Income data for discontinued operations is as follows:

For the Year Ended December 31,
(In millions of dollars)	2012	2011	2010
Kroll Operations
Revenue	$—	$—	$381
Operating expenses	—	—	345
Operating income	—	—	36
Income tax expense	—	—	16
Income from Kroll operations, net of tax	—	—	20
Other discontinued operations, net of tax	—	(17)	(7)
Income (loss) from discontinued operations, net of tax	—	(17)	13
Disposals of discontinued operations (a)	(2)	25	58
Income tax (credit) expense (b)	1	(25)	(235)
Disposals of discontinued operations, net of tax	(3)	50	293
Discontinued operations, net of tax	$(3)	$33	$306
Discontinued operations, net of tax per share
– Basic	$—	$0.06	$0.55
– Diluted	$—	$0.06	$0.55

(a)	Includes gain on sale of Kroll and the gain on the sale of KLS in 2010.

(b)
Includes the provision/(credit) for income taxes relating to the recognition of tax benefits recorded in connection with the sale of Kroll as well as a tax provision of $36 million on the sale of KLS in 2010.